UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 23, 2015

TWO RIVERS WATER & FARMING COMPANY
(Exact name of registrant as specified in charter)
Colorado
(State or other jurisdiction of incorporation)
000-51139	13-4228144
(Commission File Number)	(IRS Employee Identification No.)

2000 South Colorado Blvd., Tower 1 Suite 3100, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 222-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/__/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/__/Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/__/Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/__/Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7–REGULATION FD DISCLOSURE

ITEM 7.01  Regulation FD Disclosure

Investor Email Update

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

GrowCo, Inc. (“GrowCo”), a majority owned subsidiary of Two Rivers Water & Farming Company (“Two Rivers”, OTCQB: TURV), announced today, via an investor email update,that Suncanna (GrowCo’s tenant) replanted into 5 gallon pots the first clones that were moved into the greenhouse on October 29, 2015.  Today, the plants will be moved into the 2nd bay, which is one of two "small vegetation" bays, for their second stage of growth. The plants will also have RFID tags put on them.

Management believes Two Rivers common stock (symbol OTCQB: TURV) is seriously undervalued, closing at $.51 a share on Friday, Market Capitalization is $13.73M.  Stockholder Equity is $30.16M as of 9/30/15 quarterly report.

Two Rivers currently owns 100% of GrowCo.  The consolidated revenue run rate for GrowCo, which began on September 1, 2015, is estimated to be $4.4M per year, per greenhouse, with 80% gross margins.  GrowCo expects to have completed all four greenhouses in Pueblo, Colorado by March 31, 2017.

Two Rivers expects to bring GrowCo public as a stand alone company sometime within the next two years and to own approximately 50% of GrowCo post the Initial Public Offering.

GrowCo builds state-of-the-art computer-controlled greenhouses and provides administrative services to its tenants without touching the cannabis plants.

To sign up for GrowCo email updates please visit http://www.trgrowco.com/.

The text of the investor update is attached herewith as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits.The following is a complete list of exhibits filed as part of this Report.  Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.	Description
99.1	Investor Update dated November 23, 2015*
____________________ *Filed herewith

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY (Registrant)
Dated: November 23, 2015	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Update issued by Two Rivers Water & Farming Company and GrowCo, Inc. on November 23, 2015